 Exhibit 99.1

Equitrans Midstream Announces Full Redemption of Series A Perpetual Convertible Preferred Shares

Canonsburg, PA (July 3, 2024) – Equitrans Midstream Corporation (NYSE: ETRN) (Equitrans) today announced that it has issued a notice of full redemption (the Redemption) for all issued and outstanding shares of its Series A Perpetual Convertible Preferred Shares, no par value (CUSIP: 294600-200) (the Preferred Stock). As previously announced, on March 10, 2024, Equitrans, EQT Corporation (EQT) and the other parties thereto entered into an Agreement and Plan of Merger (the Merger Agreement). On June 25, 2024, EQT delivered to Equitrans a written election exercising its right under Section 5.19 of the Merger Agreement to cause Equitrans to effect the Redemption. Notwithstanding the foregoing, Equitrans has no obligation to purchase and redeem the Preferred Stock unless EQT has deposited with Equiniti Trust Company, LLC, Equitrans’ paying agent for the Preferred Stock (the Paying Agent), sufficient funds to effect the Redemption, and the deposit of such funds and any instructions and authority to pay such funds to holders of the Preferred Stock (Holders) in the Redemption has occurred at least one hour prior to the consummation of the proposed merger transaction between Equitrans and EQT (the Merger). In the event the Merger will not be consummated, the Redemption will not be effected. In addition, the Redemption will supersede elections made by Holders in connection with the Notice of Change of Control mailed to Holders on or about June 24, 2024, and such elections shall have no force or effect once the Redemption occurs. In lieu of their election, Holders will have their Preferred Stock redeemed in full. Such redemption is expected to occur on July 22, 2024 (or such later date as may be contemplated by virtue of the timing of the consummation of the Merger) (the Redemption Date).

The Preferred Stock will be redeemed in cash at a price per share of $22.83 (assuming the Redemption occurs on July 22, 2024) (the Redemption Price), which is equal to the greater of (i) the sum of (a)(1) $19.99 multiplied by (2) 110%, plus (b) the accrued and unpaid dividends as of the Redemption Date; and (ii) the amount a Holder would receive if such Holder converted a share of the Preferred Stock into shares of common stock of Equitrans pursuant to Section 6(a) of the Second Amended and Restated Articles of Incorporation of Equitrans (the Articles) using the then-applicable conversion rate and Equitrans liquidated immediately thereafter. The Redemption Price is expected to be deposited by EQT to the Paying Agent on the Redemption Date. From and after the Redemption Date, dividends will cease to accrue on the Preferred Stock and all other rights of the Holders will terminate, except the right to receive the Redemption Price.

Preferred Stock held through The Depository Trust Company (DTC) will be redeemed in accordance with the procedures of DTC. Payment to DTC for the Preferred Stock will be made by the Paying Agent. Questions about the notice of redemption and related materials should be directed to the Paying Agent by mail at Equiniti Trust Company, LLC, 55 Challenger Road, Suite 200, Ridgefield Park, New Jersey 07660, Attn: Reorganization Department or by telephone at (718) 921-8317.

This news release does not constitute a notice of redemption under the Articles and is qualified in its entirety by reference to the notice of redemption issued by Equitrans.

About Equitrans Midstream Corporation

Equitrans Midstream Corporation has a premier asset footprint in the Appalachian Basin and, as the parent company of EQM Midstream Partners, is one of the largest natural gas gatherers in the United States. Through its strategically located infrastructure assets in the Marcellus and Utica regions, Equitrans has an operational focus on gas transmission and storage systems, gas gathering systems, and water services that support natural gas development and production across the Basin. With a rich 140-year history in the energy industry, Equitrans was launched as a standalone company in 2018 with a vision to be the premier midstream services provider in North America. While working to meet America's growing need for clean-burning energy, Equitrans is proud of its environmental, social, and governance (ESG) practices, striving every day to preserve and protect the environment, provide an engaging workplace for its employees, support and enrich its local communities, and to deliver sustained value for customers and shareholders.

Visit www.equitransmidstream.com; and to learn more about our ESG practices visit Equitrans Sustainability Reporting.

Cautionary Statements Regarding Forward-Looking Statements

This news release (this “Release”) contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Forward-looking statements are not statements of historical fact and reflect Equitrans’ and EQT’s current views about future events. These forward-looking statements include, but are not limited to, statements regarding the Merger, the Redemption, Equitrans’ receipt of sufficient funds to complete the Redemption and the expected completion of the Redemption and the Merger and the timing thereof. Although Equitrans believes the forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Actual outcomes and results may be materially different from the results stated or implied in such forward-looking statements included in this Release.

Actual outcomes and results may differ materially from those included in the forward-looking statements in this Release due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that shareholders of EQT may not approve the issuance of EQT common stock or the amendment to EQT’s charter in connection with the Merger; the possibility that the shareholders of Equitrans may not adopt the Merger Agreement; the risk that required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management’s time from ongoing business operations due to the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of EQT’s common stock or Equitrans’ common stock; the risk of any unexpected costs or expenses resulting from the Merger; the risk of any litigation relating to the Merger; the risk that the Merger and its announcement could have an adverse effect on the ability of EQT and Equitrans to retain and hire key personnel, on the ability of EQT or Equitrans to attract third-party customers and maintain their relationships with derivatives and joint venture counterparties and on EQT’s and Equitrans’ operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of EQT and Equitrans, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the Merger or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas; Equitrans’ ability to satisfy the condition in the Merger Agreement relating to the Federal Energy Regulatory Commission authorization regarding in service of the Mountain Valley Pipeline project as of the closing date of the Merger; the effect of future regulatory or legislative actions on EQT and Equitrans or the industry in which they operate, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of the combined business may be different from what EQT and Equitrans expect; the ability of management to execute its plans to meet its goals and other risks inherent in EQT’s and Equitrans’ businesses; public health crises, such as pandemics and epidemics, and any related government policies and actions; the potential disruption or interruption of EQT’s or Equitrans’ operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond EQT’s or Equitrans’ control; the combined company’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry; and other factors detailed in EQT’s and Equitrans’ Annual Reports on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All such factors are difficult to predict and are beyond EQT’s and Equitrans’ control. Additional risks or uncertainties that are not currently known to EQT or Equitrans, that EQT or Equitrans currently deem to be immaterial, or that could apply to any company could also cause actual outcomes and results to differ materially from those included in the forward-looking statements in this Release. EQT and Equitrans undertake no obligation to publicly correct or update the forward-looking statements in this Release, in other documents or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Important Information for Investors and Shareholders; Additional Information and Where to Find It

In connection with the Merger, EQT filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”) that includes a joint proxy statement of Equitrans and EQT and that also constitutes a prospectus of EQT. The registration statement was declared effective by the SEC on June 4, 2024, and Equitrans and EQT commenced mailing the definitive joint proxy statement/prospectus (the “joint proxy statement/prospectus”) to their respective shareholders on or around June 5, 2024. Equitrans and EQT also intend to file other documents regarding the Merger with the SEC. This document is not a substitute for the joint proxy statement/prospectus or the registration statement or any other document that Equitrans or EQT may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT EQUITRANS, EQT, THE MERGER, THE RISKS THERETO AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and joint proxy statement/prospectus and other relevant documents filed or that will be filed with the SEC by Equitrans or EQT through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Equitrans may be obtained free of charge on Equitrans’ website at www.ir.equitransmidstream.com. Copies of the documents filed with the SEC by EQT may be obtained free of charge on EQT’s website at www.ir.eqt.com/investor-relations.

No Offer or Solicitation

This Release relates to the Merger. This Release is for informational purposes only and shall not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Analyst inquiries:

Anthony DeFabio – Treasurer and Director, Investor Relations

412.518.7139

adefabio@equitransmidstream.com

Media inquiries:

Natalie A. Cox – Vice President, Communications and Corporate Affairs

ncox@equitransmidstream.com

Source: Equitrans Midstream Corporation